EXHIBIT 10.12

                        INCENTIVE STOCK OPTION AGREEMENT

                        SCANNER TECHNOLOGIES CORPORATION
                           2004 EQUITY INCENTIVE PLAN


         THIS AGREEMENT, made effective as of this ____ day of _____________, 20____, by and between Scanner Technologies Corporation, a New Mexico corporation (the "Company"), and _______________________________
("Participant").

                              W I T N E S S E T H:

         WHEREAS, Participant on the date hereof is a key employee or officer of the Company or one of its Subsidiaries; and

         WHEREAS, the Company wishes to grant an incentive stock option to Participant to purchase shares of the Company's Common Stock pursuant to the Company's 2004 Equity Incentive Plan (the "Plan"); and

         WHEREAS, the Administrator of the Plan has authorized the grant of an incentive stock option to Participant and has determined that, as of the effective date of this Agreement, the Fair Market Value of the Company's Common Stock is $______ per share;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to Participant on the date set forth above (the "Date of Grant"), the right and option (the "Option") to purchase all or portions of an aggregate of ______________________ (________) shares of Common Stock at a per share price of $______ on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 13 of the Plan. This Option is intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, to the extent permitted under Code Section 422(d).

         2.       DURATION AND EXERCISABILITY.

                  a. GENERAL. The term during which this Option may be exercised shall terminate on the close of business on _________________, ______, except as otherwise provided in Paragraphs 2(b) through 2(d) below. This Option shall become exercisable according to the following schedule:

            Vesting Date                        Number of Shares
            ------------                        ----------------






                  Notwithstanding the foregoing, in the event of an acquisition of the Company through the sale of substantially all of its assets or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, reorganization, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "change of control transaction"), this Option shall immediately become exercisable to the extent of One Hundred Percent (100%) of the aggregate number of shares specified in Paragraph 1.

                  Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, Participant may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Participant does not purchase upon an exercise of this Option the full number of shares which Participant is then entitled to purchase, Participant may purchase upon any subsequent exercise prior to this Option's termination such previously unpurchased shares in addition to those Participant is otherwise entitled to purchase.

                  b. TERMINATION OF EMPLOYMENT (OTHER THAN DISABILITY OR DEATH). If Participant's employment with the Company or any Subsidiary is terminated for any reason other than disability or death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Participant's employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Participant does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Participant under this Option shall be forfeited.

                  c. DISABILITY. If Participant's employment terminates because of disability (as defined in Code Section 22(e), or any successor provision), this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Participant's employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if Participant does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Participant under this Option shall be forfeited.

                  d. DEATH. In the event of Participant's death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the date of Participant's death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Participant's death, this Option shall be exercisable by the person or persons to whom Participant's rights under this Option shall have passed by Participant's will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Participant's death. To the extent this Option was not exercisable upon the date of Participant's death, or if such person or persons do not exercise this Option within the time specified in this Paragraph 2(d), all rights under this Option shall be forfeited.

         3.       MANNER OF EXERCISE.

                  a. GENERAL. The Option may be exercised only by Participant (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the Option Period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the Option period as provided herein.

                  b. FORM OF PAYMENT. Subject to approval by the Administrator, payment of the option price by Participant shall be in the form of cash, personal check, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, "previously acquired shares of Common Stock" shall include shares of Common Stock that have been owned by Participant for at least six (6) months prior to the time of exercise, or for such other period of time as may be required by generally accepted accounting principles.

                  c. STOCK TRANSFER RECORDS. As soon as practicable after the effective exercise of all or any part of the Option, Participant shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Participant one or more duly issued stock certificates evidencing such ownership. The Company shall pay all requisite original issue or transfer documentary stamp taxes.

         4.       MISCELLANEOUS.

                  a. EMPLOYMENT; RIGHTS AS SHAREHOLDER. This Agreement shall not confer on Participant any right with respect to continuance of employment by the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment. Participant shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Participant upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in
Section 13 of the Plan.

                  b. SECURITIES LAW COMPLIANCE. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Participant may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Participant's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

                  c. MERGERS, RECAPITALIZATIONS, STOCK SPLITS, ETC. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Participant's rights with respect to any unexercised portion of the Option (i.e., Participant shall have such "anti-dilution" rights under the Option with respect to such events, but shall not have "preemptive" rights).

                  d. SHARES RESERVED. The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

                  e. WITHHOLDING TAXES ON DISQUALIFYING DISPOSITION. In the event of a disqualifying disposition of the shares acquired through the exercise of this Option, Participant hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition, the Company may take such action as it deems appropriate to insure that, if necessary to comply with all applicable federal or state income tax laws or regulations, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. Participant may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to Participant. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the disqualifying disposition of the shares acquired through the exercise of this Option. In no event may the Company withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding.

                  f. NONTRANSFERABILITY. During the lifetime of Participant, the accrued Option shall be exercisable only by Participant or by the Participant's guardian or other legal representative, and shall not be assignable or transferable by Participant, in whole or in part, other than by will or by the laws of descent and distribution.

                  g. 2004 EQUITY INCENTIVE PLAN. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Participant and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

                  h. LOCKUP PERIOD LIMITATION. Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

                  i. BLUE SKY LIMITATION. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Participant 15 days' prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Participant pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Participant at the address of Participant on file with the Company.

                  j. ACCOUNTING COMPLIANCE. Participant agrees that, if a merger, reorganization, liquidation or other "transaction" as defined in Section 13 of the Plan occurs, and Participant is an "affiliate" of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

                  k. STOCK LEGEND. The Administrator may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Participant's successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(j) of this Agreement.

                  l. SCOPE OF AGREEMENT. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Participant and any successor or successors of Participant permitted by Paragraph 2 or Paragraph 4(f) above.

                  m. ARBITRATION. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                   SCANNER TECHNOLOGIES CORPORATION


                                   By:
                                       ----------------------------------------
                                      Its:
                                            -----------------------------------



                                   --------------------------------------------
                                   Participant

                       NONQUALIFIED STOCK OPTION AGREEMENT

                        SCANNER TECHNOLOGIES CORPORATION
                           2004 EQUITY INCENTIVE PLAN


         THIS AGREEMENT, made effective as of this ____ day of _____________, 20____, by and between Scanner Technologies Corporation, a New Mexico corporation (the "Company"), and _______________________________
("Participant").

                              W I T N E S S E T H:

         WHEREAS, Participant on the date hereof is a key employee, officer or director of or consultant or advisor to the Company or one of its Subsidiaries; and

         WHEREAS, the Company wishes to grant a nonqualified stock option to Participant to purchase shares of the Company's Common Stock pursuant to the Company's 2004 Equity Incentive Plan (the "Plan"); and

         WHEREAS, the Administrator of the Plan has authorized the grant of a nonqualified stock option to Participant and has determined that, as of the effective date of this Agreement, the Fair Market Value of the Company's Common Stock is $______ per share;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to Participant on the date set forth above (the "Date of Grant"), the right and option (the "Option") to purchase all or portions of an aggregate of ______________________ (_________ ) shares of Common Stock at a per share price of $_______ on the terms and conditions set forth herein, and subject to adjustment pursuant to
Section 13 of the Plan. This Option is not intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

         2.       DURATION AND EXERCISABILITY.

                  a. GENERAL. The term during which this Option may be exercised shall terminate on the close of business on ________________, _____, except as otherwise provided in Paragraphs 2(b) through 2(d) below. This Option shall become exercisable according to the following schedule:

            Vesting Date                        Number of Shares
            ------------                        ----------------






                  Notwithstanding the foregoing, in the event of an acquisition of the Company through the sale of substantially all of its assets or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, reorganization, divestiture (including a spin-off) or liquidation of the Company (collectively referred to as a "change of control transaction"), this Option shall immediately become exercisable to the extent of One Hundred Percent (100%) of the aggregate number of shares specified in Paragraph 1.

                  Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, Participant may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Participant does not purchase upon an exercise of this Option the full number of shares which Participant is then entitled to purchase, Participant may purchase upon any subsequent exercise prior to this Option's termination such previously unpurchased shares in addition to those Participant is otherwise entitled to purchase.

                  b. TERMINATION OF RELATIONSHIP (OTHER THAN DISABILITY OR DEATH). If Participant's relationship with the Company or any Subsidiary is terminated for any reason other than disability or death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of such termination of relationship, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Participant's relationship, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of relationship, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of relationship, or if Participant does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Participant under this Option shall be forfeited.

                  c. DISABILITY. If Participant's relationship with the Company or any Subsidiary terminates because of disability (as defined in Code
Section 22(e), or any successor provision), this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the such termination of relationship, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following the termination of Participant's relationship, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of relationship, but had not previously been exercised. To the extent this Option was not exercisable upon such termination of relationship, or if Participant does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Participant under this Option shall be forfeited.

                  d. DEATH. In the event of Participant's death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the date of Participant's death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above. In such period following Participant's death, this Option shall be exercisable by the person or persons to whom Participant's rights under this Option shall have passed by Participant's will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Participant's death. To the extent this Option was not exercisable upon the date of Participant's death, or if such person or persons do not exercise this Option within the time specified in this Paragraph 2(d), all rights under this Option shall be forfeited.

         3.       MANNER OF EXERCISE.

                  a. GENERAL. The Option may be exercised only by Participant (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the Option Period written notice of exercise to the Company at its principal office. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Option price for all shares designated in the notice. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement. The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the Option period as provided herein.

                  b. FORM OF PAYMENT. Subject to approval by the Administrator, payment of the option price by Participant shall be in the form of cash, personal check, certified check or previously acquired shares of Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan. For purposes of this Agreement, "previously acquired shares of Common Stock" shall include shares of Common Stock that have been owned by Participant for at least six (6) months prior to the time of exercise, or for such other period of time as may be required by generally accepted accounting principles.

                  c. STOCK TRANSFER RECORDS. As soon as practicable after the effective exercise of all or any part of the Option, Participant shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Participant one or more duly issued stock certificates evidencing such ownership. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

         4.       MISCELLANEOUS.

                  a. EMPLOYMENT; RIGHTS AS SHAREHOLDER. This Agreement shall not confer on Participant any right with respect to continuance of employment by or other relationship with the Company or any of its Subsidiaries, nor will it interfere in any way with the right of the Company to terminate such employment or other relationship. Participant shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Participant upon exercise of this Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 13 of the Plan.

                  b. SECURITIES LAW COMPLIANCE. The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. Participant may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Common Stock to be acquired pursuant to such exercise shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Participant's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

                  c. MERGERS, RECAPITALIZATIONS, STOCK SPLITS, ETC. Pursuant and subject to Section 13 of the Plan, certain changes in the number or character of the Common Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Participant's rights with respect to any unexercised portion of the Option (i.e., Participant shall have such "anti-dilution" rights under the Option with respect to such events, but shall not have "preemptive" rights).

                  d. SHARES RESERVED. The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

                  e. WITHHOLDING TAXES. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. Participant may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of the Company's Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to Participant. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the exercise of this Option. In no event may the Company withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding.

                  f. NONTRANSFERABILITY. During the lifetime of Participant, the accrued Option shall be exercisable only by Participant or by the Participant's guardian or other legal representative, and shall not be assignable or transferable by Participant, in whole or in part, other than by will or by the laws of descent and distribution.

                  g. 2004 EQUITY INCENTIVE PLAN. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Participant and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

                  h. LOCKUP PERIOD LIMITATION. Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

                  i. BLUE SKY LIMITATION. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Participant 15 days' prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Participant pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Participant at the address of Participant on file with the Company.

                  j. ACCOUNTING COMPLIANCE. Participant agrees that, if a merger, reorganization, liquidation or other "transaction" as defined in Section 13 of the Plan occurs, and Participant is an "affiliate" of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

                  k. STOCK LEGEND. The Administrator may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Participant's successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(j) of this Agreement.

                  l. SCOPE OF AGREEMENT. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Participant and any successor or successors of Participant permitted by Paragraph 2 or Paragraph 4(f) above.

                  m. ARBITRATION. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                   SCANNER TECHNOLOGIES CORPORATION


                                   By:
                                       ----------------------------------------
                                      Its:
                                            -----------------------------------



                                   --------------------------------------------
                                   Participant





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